UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 10, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed on January 29, 2021, BeiGene, Ltd. (the “Company” or “BeiGene”) filed a listing application (the “Listing Application”) for a proposed public offering of the Company’s ordinary shares and initial listing of such shares on the Science and Technology Innovation Board (the “STAR Market”) of the Shanghai Stock Exchange (the “STAR Offering”). The STAR Offering will be conducted within the People’s Republic of China (the “PRC”) and such shares will be issued to and subscribed for by investors in Renminbi (“RMB”) in the PRC and listed and traded on the STAR Market in RMB (the “RMB Shares”). The RMB Shares will not be fungible with the ordinary shares of the Company listed on the Hong Kong Stock Exchange or with the American Depositary Shares (“ADSs”) representing the Company’s ordinary shares listed on the NASDAQ Global Select Market. The number of RMB Shares (including the over-allotment option) to be issued will not exceed 132,313,549 ordinary shares, representing no more than 10% of the sum of the total number of issued ordinary shares of the Company as of January 7, 2021 (the day before the date of the board of directors’ approval of the STAR Offering) and the total number of RMB Shares to be issued in the STAR Offering. The Listing Application was prepared in accordance with the listing rules of the STAR Market and the applicable securities laws and regulations of the PRC (the “PRC Securities Laws”).

On May 14, 2021, the Shanghai Stock Exchange accepted the Company's response letter (the “Response Letter”) responding to comments on the Listing Application from the Shanghai Stock Exchange. The Listing Application and the Response Letter are available to the public on the website maintained by the Shanghai Stock Exchange at www.sse.com.cn.

The consummation of the STAR Offering is subject to, among other things, market conditions, shareholder approval, and applicable regulatory approvals.

Item 2.02. Results of Operations and Financial Condition.

As required by the PRC Securities Laws, the Listing Application contains historical financial information of the Company for the years ended December 31, 2017, 2018 and 2019, and the nine months ended September 30, 2020 (the “Reporting Period”) prepared in accordance with the China Accounting Standards for Business Enterprises - Basic Standard and other applicable PRC accounting rules, guidance and interpretations (collectively, “PRC GAAP”). PRC GAAP are different from the accounting principles generally accepted in the United States (“U.S. GAAP”). The key differences between such financial information prepared in accordance with PRC GAAP and those prepared in accordance with U.S. GAAP for the Reporting Period were summarized in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 29, 2021. In the Response Letter, in response to the Shanghai Stock Exchange’s comments, the Company provided additional supplementary financial information prepared in accordance with PRC GAAP. The corresponding financial information prepared in accordance with U.S. GAAP is set forth in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Following its recent approval, the Company commercially launched its PARP inhibitor pamiparib in China for the treatment of patients with germline BRCA (gBRCA) mutation associated recurrent advanced ovarian, fallopian tube, or primary peritoneal cancer who have been treated with two or more lines of chemotherapy. The recommended retail price for pamiparib is RMB 7,000 per bottle (60 capsules; 20 mg), or RMB 21,000 for a 30-day supply at the recommended dose of 60 mg twice daily (BID) taken orally. Treatment regimens may vary for each patient. Pamiparib is not approved for use outside of China.

On May 14, 2021, the Shanghai Stock Exchange accepted the Company's Response Letter, which is publicly available in Chinese language only on the website maintained by the Shanghai Stock Exchange at www.sse.com.cn. The Response Letter and other information contained on the Shanghai Stock Exchange’s website are not part of this Current Report on Form 8-K and shall not be deemed filed or furnished by the Company with the SEC, nor shall they be deemed incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the proposed STAR Offering and listing of RMB Shares on the STAR Market. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including the possibility that the conditions, including the approval of the shareholders, market conditions and necessary regulatory approvals, will not be met and that BeiGene will be unable to consummate the STAR Offering; the possibility that BeiGene will not realize the expected benefits of the transaction; BeiGene's ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene's ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene's ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene's reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates and achieve and maintain profitability; the impact of the COVID-19 pandemic on the BeiGene’s clinical development, regulatory, commercial, and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent quarterly report on Form 10-Q as well as discussions of potential risks, uncertainties, and other important factors in BeiGene's subsequent filings with the U.S. Securities and Exchange Commission. All information in this Current Report is as of the date of this report, and BeiGene undertakes no duty to update such information unless required by law.

Shareholders and potential investors should note that a concrete plan for the STAR Offering is subject to approval of the shareholders, as well as market conditions and regulatory approvals, and thus may or may not be implemented. Shareholders and potential investors of the Company should be aware that there is no assurance that the STAR Offering will materialize or as to when it may materialize. Shareholders and potential investors of the Company are advised to exercise caution when dealing in the securities of the Company.

Further announcement(s) or filings will be made by the Company in accordance with applicable laws and regulations on any material updates and progress in connection with the STAR Offering as and when appropriate. This Current Report is for information purposes only and does not constitute any invitation or offer to acquire, purchase or subscribe for the securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Financial Information, furnished herewith.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Exhibit Index

Exhibit No.	Description

99.1	Financial Information, furnished herewith.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: May 14, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel